UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2015

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: (949) 542-3130

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On November 5, 2015, CareTrust REIT, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	Press Release, dated November 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015	CARETRUST REIT, INC.

	By:	/s/ Gregory K. Stapley
Gregory K. Stapley
President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 5, 2015.